SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2004

Transkaryotic Therapies, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21481	04-3027191
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

700 Main Street, Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 349-0200

(Former name or former address, if changed since last report)

Item 5.      Other Events and Required FD Disclosure.

On March 26, 2004, Transkaryotic Therapies, Inc. (“TKT”) announced that Aventis Pharmaceuticals Inc. has returned rights to Dynepo(TM) (epoetin delta) to TKT for all indications in Europe and all other territories outside the United States. Dynepo is a fully human erythropoietin product developed using TKT’s patented gene activation technology and is approved for the treatment of anemia associated with kidney disease in the European Union.

The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                               Exhibits.

99.1                        Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2004	TRANSKARYOTIC THERAPIES, INC.

	By:	/s/ Gregory D. Perry
Gregory D. Perry
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 26, 2004.